Exhibit 99.2

© 2020 The Joint Corp. All Rights Reserved. 1 Q3 2020 Financial Results As of September 30, 2020 | Reported on November 5, 2020

Safe Harbor Statement

Certain statements contained in this presentation are "forward-looking statements." We have tried to identify these forward-looking statements by using words such as "may," "might," " will," "expect," "anticipate,'' ""believe," "could," " intend," "plan," "estimate," "should," "if," "project," and similar expressions. All statements other than statements of historical facts contained in this presentation, including statements regarding our growth strategies, our vision, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth and potential are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. However, these forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from our expectations and projections. Some of these risks, uncertainties and other factors are set forth in this presentation and in other documents that we file with the United States Securities and Exchange Commission (the "SEC"), including those described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC March 6, 2020, as revised or updated for any material changes described in any subsequently-filed Quarterly Reports on Form 10-Q, including the one we anticipate filing with the SEC on November 6, 2020. These risk factors include, but are not limited to, the continuing impact of the COVID-19 outbreak on the economy and our operations (including temporary clinic closures, shortened business hours and reduced patient demand), our failure to develop or acquire company-owned or managed clinics as rapidly as we intend, and our failure to profitably operate company-owned or managed clinics. Given these risks and uncertainties, readers are cautioned not to place undue reliance on our forward-looking statements. Projections and other forward-looking statements included in this presentation have been prepared based on assumptions, which we believe to be reasonable, but not in accordance with U.S. Generally Accepted Accounting Principals ("GAAP") or any guidelines of the SEC. Actual results may vary, perhaps materially. You are strongly cautioned not to place undue reliance on such projections and other forward-looking statements. All subsequent written and oral forward-looking statements attributable us or to persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Except as required by federal securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any such forward-looking statements, whether made in this presentation or elsewhere, should be considered in the context of the various disclosures made by us.

Business Structure

The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, West Virginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices.

THE JOINT chiropractic

© 2020 The Joint Corp. All Rights Reserved.
2

© 2020 The Joint Corp. All Rights Reserved. 3 BUILD BRAND INCREASE AWARENESS ATTRACT NEW PATIENTS OPEN NEW CLINICS Revolutionizing Access to Chiropractic Care As an essential healthcare service, The Joint Chiropractic’s mission is to improve the quality of life through routine and affordable chiropractic care.

Return to Accelerating Resilient Business Model 4 Q3 2020 Q3 2019 Revenue $15.4M Up 21% Net Income $1.6M Up 160% Adjusted EBITDA 2 $2.6M Up 84% Unrestricted cash $18.3 M at Sept. 30, 2020, compared to $8.5M at Dec. 31, 2019 1 Comparable sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinic s t hat have permanently closed. | 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2020 The Joint Corp. All Rights Reserved. 21 % Increase in sy stem - wide sales Q3 2020 over Q3 2019 12% In crease in comp sales 1 for all clinics >13 months in operation Q3 2020 over Q3 2019 7% In crease in comp sales 1 for all clinics >48 months in operation Q3 2020 over Q3 2019

12 26 82 175 242 265 309 352 394 453 497 4 47 61 47 48 60 63 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Sept-30-20 TOTAL CLINICS OPEN Franchise Company Owned/Managed New Clinic Openings Accelerated in Q3 2020 © 2020 The Joint Corp. All Rights Reserved. 5 22 new clinics opened in Q3 2020, equal to Q3 2019 and compared to 13 in Q2 2020 370 399 513 560 312 246 442

Franchise License Sales Accelerated in Q3 2020 © 2020 The Joint Corp. All Rights Reserved. 6 1 Of the 906 franchise licenses sold as of September 30, 2020, 218 are in active development, 560 are currently operating and t he balance represents terminated/closed licenses. • 80% sold by RDs in Q3 2020 • 81% of clinics supported by 23 RDs at Sept. 30, 2020 • RDs cover 61% of Metropolitan Statistical Areas (MSAs) at Sept. 30, 2020 Gross Cumulative Franchise Licenses Sold 1 37 99 126 65 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Sept. 30, 2020 Franchise Licenses Sold Annually • License sales catching up to pre - COVID levels • Franchisees continue to locate sites and negotiate leases Targeting 1,000 clinics opened by the end of 2023

Fourth Quarter Promotions 7 © 2020 The Joint Corp. All Rights Reserved. Black Friday Membership Drive

Returning Focus to AXIS, New IT Platform 8 • Improving capabilities: POS, financial systems, business intelligence, marketing automation, and patient feedback • Implement robust training and certification • Rollout to be completed in the first half of 2021 © 2020 The Joint Corp. All Rights Reserved.

Q3 2020 Financial Results 9 $ in M 1 Q3 2020 Q3 2019 Differences Revenue • Corporate clinics • Franchise fees $15.4 8.4 7.0 $12.7 6.8 5.9 $2.7 1.6 1.1 21% 23% 19% Cost of revenue 1.7 1.4 0.3 20% Sales and marketing 1.8 1.8 0.0 3% Depreciation and amortization 0.7 0.5 0.2 33% G&A 9.4 8.3 1.1 13% Net Income / (Loss) 1.6 0.6 1.0 160% Adj. EBITDA 2 2.6 1.4 1.2 84% 1 Due to rounding, numbers may not add up precisely to the totals. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2020 The Joint Corp. All Rights Reserved.

Year - to - Date September 30, 2020 Financial Results 10 $ in M 1 YTD 2020 YTD 2019 Differences Revenue • Corporate clinics • Franchise fees $41.6 22.5 19.1 $34.6 18.2 16.3 $7.1 4.3 2.8 20% 24% 17% Cost of revenue 4.6 3.9 0.6 16% Sales and marketing 5.7 5.1 0.6 12% Depreciation and amortization 2.1 1.3 0.8 58% G&A 26.6 22.2 4.4 20% Net Income / (Loss) 2.5 2.0 0.5 25% Adj. EBITDA 2 5.4 4.1 1.3 33% 1 Due to rounding, numbers may not add up precisely to the totals. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2020 The Joint Corp. All Rights Reserved. $18.3M unrestricted cash at September 30, 2020, compared to $8.5M at December 31, 2019.

Reestablished 2020 Guidance 11 1 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the appendix. | 2 Through a combination of both greenfields and buybacks. $ in M 2019 Actual Low Guidance High Guidance Revenues $48.5 $58 $59 Adjusted EBITDA 1 $6.2 $8.5 $9.0 New Franchised Clinic Openings 71 65 72 New Company - owned/Managed Clinics 2 13 4 7 © 2020 The Joint Corp. All Rights Reserved.

Substantial Opportunity for Market Share Growth © 2020 The Joint Corp. All Rights Reserved. 12 1 Bureau of Labor Statistics, U.S. Department of Labor, Occupational Outlook Handbook, 2016 - 17 Edition; 2 IBIS US Industry Report, Chiropractors in the US, April 2020; 3 Internal Chiropractic Competitive Analysis, August 2019; 4 Apex Reimbursement Specialists, Inc. . , 2018 5 American College of Physicians and Journal of American Medical Association; 6 Yale Center for Medical Informatics, presented at American Academy of Pain Medicine’s 2019 Annual Meeting and reported in Medscape Medical News; 7 American Chiropractic Association on low back pain, 2019 Chiropractic Is a Natural Solution • Chiropractic is a part of the first line of therapy 5 • Patients who visit a chiropractor are 49% less likely to receive an opioid prescription 6 • Patients who visit a chiropractor first had 90% decreased odds of early and long - term opioid use 7 The Joint Chiropractic $220M, 1% Other Chains 3 $300M, 2% Independents , $15.5B, 97% • Annual spending on back pain: $90B 1 • Chiropractic care: $16B 2 • Total chains make up ~3% of chiropractic 3 • By contrast, in dentistry chains (DSOs) account for nearly 12% 4

$8.1 $22.3 $46.2 $70.1 $98.6 $126.9 $165.1 $220.3 $182.4 2012 2013 2014 2015 2016 2017 2018 2019 30-Sep-20 Resilient Business Model Drives Long - term Growth 13 People will continue to seek more noninvasive, holistic ways in which to manage their pain. We will be ready to treat them. System - wide Gross Sales ($ in M) 77% CAGR 1 (2010 - 2019) The Joint Corp. 9 - yr. CAGR 77% 1 vs. Industry CAGR 1.4% 2* 1 For the period ended Dec. 31, 2019 | 2 IBIS US Industry Report, Chiropractors in the US, April 2020 - CAGR projected 2020 - 2025. © 2020 The Joint Corp. All Rights Reserved.

Non - GAAP Measure Definition 14 This presentation includes a presentation of EBITDA and Adjusted EBITDA, which are non - GAAP financial measures. EBITDA and Adjus ted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they pr ovide a more transparent view of the Company’s underlying operating performance and operating trends than GAAP measures alone. Reconciliat ion s of net loss to EBITDA and Adjusted EBITDA are presented where applicable. The Company defines EBITDA as net income/(loss) before net interest, tax exp ense, depreciation, and amortization expenses. The Company defines Adjusted EBITDA as EBITDA before acquisition - related expenses, bargain purchase net gain, gain/(loss) on disposition or impairment, and stock - based compensation expenses. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operat ion s, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled cap tions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with th e Company’s financial statements filed with the SEC. © 2020 The Joint Corp. All Rights Reserved.

Q3 2020 Segment Results © 2020 The Joint Corp. All Rights Reserved. 15 2020 Q3

YTD September 30, 2020 Segment Results © 2020 The Joint Corp. All Rights Reserved. 16 2020

GAAP – Non - GAAP Reconciliation © 2020 The Joint Corp. All Rights Reserved. 17

Jake Singleton, CFO jake.singleton@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 https://www.facebook.com/thejointchiro @ thejointchiro https://twitter.com/thejointchiro @ thejointchiro https://www.youtube.com/thejointcorp @ thejointcorp Peter D. Holt, President and CEO peter.holt@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 Kirsten Chapman, LHA Investor Relations thejoint@lhai.com LHA Investor Relations | One Market Street, Spear Tower, Suite 3600, San Francisco, CA 94105 | (415) 433 - 3777 18 The Joint Corp. Contact Information © 2020 The Joint Corp. All Rights Reserved.